UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 8, 2010
CALAMP CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	0-12182	95-3647070

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1401 N. Rice Avenue Oxnard, CA	93030

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 987-9000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
The information set forth in Exhibit 99.1 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in Exhibit 99.1 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
On July 8, 2010, CalAmp Corp. issued a press release announcing its financial results for the first quarter ended May 31, 2010.
A copy of the press release is attached as Exhibit 99.1.
A conference call with simultaneous webcast to discuss the financial results for the first quarter ended May 31, 2010 will be held today, July 8, 2010 at 4:30 p.m. Eastern Time. After the live webcast of the conference call, an audio replay will remain available until the next quarterly conference call in the Investor Relations section of CalAmp’s website at www.calamp.com.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits
99.1	Press release of the Registrant dated July 8, 2010 announcing results of operations for the first quarter ended May 31, 2010.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

CALAMP CORP.
July 8, 2010	By:	/s/ Richard K. Vitelle
Date		Richard K. Vitelle,
Vice President-Finance (Principal Financial Officer)